Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of July 1, 2017 and between QuantRx Biomedical Corp. (the “Company”), a Nevada corporation, with offices at 10190 SW 90th Avenue, Tualatin, OR 97123 and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, a Convertible Promissory Demand Note in the principal amount $50,000 (the “Note”) and an issuance date of July 1, 2017; and

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF NOTE

1.1. Authorization of Note. The Company has authorized the issuance of the Note.

1.2. Agreement to Sell and Purchase the Note. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, at the Closing (as defined below), the Note for a purchase price (“Purchase Price”) equal to $50,000 (amounts previously advanced by the Purchaser to the Company on January 19, 2017 and March 8, 2017 in the amounts of $25,000 per advance shall be applied as the Purchase Price). As consideration for entering into this Note Purchase Agreement, the Purchaser shall be issued 500,000 shares of Series B Convertible Preferred Stock of the Company per $50,000 of principal amount of Note purchased (the “Commitment Shares”). This purchase agreement is made in accordance with and subject to the terms and conditions described in this Agreement. The terms of the Note shall be substantially as set forth in the form of Note attached hereto as Exhibit A (the “Form of Note’)

1.3. Delivery of Note. The Purchaser hereby authorizes and directs the Company, upon the Closing, to deliver the Note to be issued to Purchaser pursuant to this Agreement to the Purchaser’s address indicated on the signature page hereto.

1.4. The Closing. The closing with respect to the transactions contemplated by Sections 1.2 and 1.3 shall take place on the date hereof (the “Closing”) at the offices of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS
 TO INFORMATION; INDEPENDENT INVESTIGATION

The Purchaser hereby represents and warrants to and agrees with the Company as follows:

2.1. Reliance on Exemptions. The Purchaser acknowledges that the offering and sale of the Note (the “Offering”) has not been reviewed or recommended by the SEC or any state agency because this is intended to be a nonpublic offering exempt from the registration requirements of the 1933 Act and state securities laws. The Offering is being made solely to an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the 1933 Act. The Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note.

2.2. Investment Purpose. The Purchaser represents that the Note is being purchased for its own account, for investment purposes only and not with a view to distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Purchaser agrees that it will not sell or otherwise transfer the Note or the securities underlying the Note, unless it is registered under the 1933 Act or unless an exemption from such registration is available.

2.3. Accredited Investor. The Purchaser represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act and that it is able to bear the economic risk of any investment in the Note. The Purchaser further represents and warrants that all information provided to the Company by Purchaser is accurate and complete in all material respects.

2.4. Loss of Investment; Sophisticated Investor. The Purchaser recognizes that the purchase of the Note involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Note; (ii) transferability of the Note is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that any other funds will be available to the Company, in addition to all of the other risks to which the Company may be subject. The Purchaser is an expert and sophisticated investor and has such knowledge and experience in financial and business matters so as to enable the Purchaser to utilize the information made available to Purchaser in connection with the Note to evaluate the merits and risks of an investment in the Note, and to make an informed investment decision with respect thereto. The Purchaser has consulted with its own legal and tax and other relevant experts and is not relying on the Company with respect to the tax, economic or any other considerations of an investment in the Company or in the Note. The Purchaser recognizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Note.

2.5. Information. The Purchaser acknowledges careful review of this Agreement and all exhibits hereto (collectively, this “Agreement”), and hereby represents that: (i) the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and, (ii) the Purchaser has been afforded the access and the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company, the terms and conditions of the Offering, and any additional information which it has requested.

2.6. No Representations. The Purchaser hereby represents that no oral or written representations or warranties of any kind have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying on any information other than the results of independent investigation by the Purchaser.

2.7. Tax Consequences. The Purchaser acknowledges that the Offering may involve tax consequences and the Company is not providing any tax advice or information. The Purchaser acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Note.

2.8. Transfer or Resale. The Purchaser will not sell or otherwise transfer Note without registration under the 1933 Act or applicable state securities laws, or pursuant to an exemption therefrom. The Purchaser understands that Rule 144 promulgated under the 1933 Act sets forth certain restrictions on the ability to resell securities without having to satisfy the registration requirements under the 1933 Act. The Purchaser consents that the Company may, if it desires, permit the transfer of the Note out of the Purchaser’s name only when the Purchaser’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws.

2.9. State Securities Laws; Legends. The Purchaser agrees and acknowledges that the Note will bear a legend substantially in the form presented below:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

2.10. No General Solicitation. The Purchaser represents that the Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

2.11. Authorization; Enforcement; Validity. If the Purchaser is a corporation, partnership, trust, or other entity, the Purchaser represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Note; and (b) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.12. No Conflicts. If the Purchaser is a corporation, partnership, trust, or other entity, Purchaser represents and warrants that the execution and delivery by the Purchaser of this Agreement will not result in any violation of, or be in conflict with, or constitute a default under, the organizational documents of such entity, any agreement or instrument to which such entity is a party or by which such entity or its respective properties are bound, or any judgment, decree, order or, to its knowledge, any statute, rule or regulation applicable to such entity.

2.13. Address. The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser at the end of this Agreement is the undersigned’s principal residence if the Purchaser is an individual or its principal business address if it is a corporation or other entity.

2.14. Authority of Signatory. Any person executing this Agreement on behalf of Purchaser represents and warrants that he or she is duly authorized to enter into and execute this Agreement on behalf of the Purchaser.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as follows:

3.1. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Note. The execution and delivery of this Agreement and the issuance and delivery of the Note hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company. This Agreement has been duly and validly executed and delivered by and on behalf of the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally.

3.2. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business.

3.3. Non-Contravention/Third Party Consents. Neither the execution and delivery of this Agreement, the issuance of the Note nor the consummation of the transactions contemplated by this Agreement conflicts with or results in a breach by the Company of any of the terms or provisions of, or constitutes a default under, the Articles of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company’s business. To the extent that any third party consent is necessary, the Company will obtain such consent prior to the Closing.

ARTICLE IV

MISCELLANEOUS

4.1. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Company:	QuantRx Biomedical Corp. 10190 SW 90th Avenue Tualatin, OR 97123 Attention: Shalom Hirschman Tel. No.: (917) 287-1566

If to the Purchaser, to its address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

4.2. Entire Agreement; Amendment. This Agreement along with the Note supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the undersigned.

4.3. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

4.4. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

4.5. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, any agents and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach of the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered by or on behalf of Purchaser in connection with this Agreement.

The Company agrees to indemnify and hold harmless the Purchaser, any agents and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach of the Company of any covenant or agreement made by the Company herein or in any other document delivered by or on behalf of the Company in connection with this Agreement.

4.6. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

4.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

4.8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

4.9. Survival. The representations and warranties of the Company and the Purchaser contained in Articles II and III and the agreements set forth in this Article IV shall survive for a period of one year after the Closing.

4.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.11. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.12. Legal Representation. The Purchaser acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (c) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

4.13. Confidentiality. The Purchaser agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company to which it has become privy by reason of this Agreement until such information has been publicly disclosed by the Company or until such information is no longer material.

4.14. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

QUANTRX BIOMEDICAL CORP.
By:_____________________________ Name: Shalom Hirschman Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

PURCHASER
________________________________ Purchase Price: $
PURCHASER NOTIFICATION INFORMATION Street Address: City, State, Zip: Phone: Facsimile:

EXHIBIT A

FORM OF NOTE